Supplement dated November 5, 2010 to the Green Century Funds Prospectus and Statement of Additional Information dated November 28, 2009

At a meeting held on November 5, 2010, the Board of Trustees of Green Century Funds approved the subadvisory agreement among Green Century Capital Management, Inc. (Green Century Capital), Northern Trust Investments, N.A. (Northern Trust), and the Green Century Funds on behalf of the Green Century Equity Fund.

Effective November 29, 2010, Northern Trust will conduct the day-to-day investment management of the Equity Fund’s assets, under the supervision of Green Century Capital, the Equity Fund’s investment adviser, pursuant to an interim subadvisory agreement, pending approval by the Fund’s shareholders at a special meeting (the Special Meeting).  Prior to the Special Meeting, a notice of the Special Meeting, a Proxy Statement describing the proposed subadvisory agreement with Northern Trust and other matters, and a proxy card will be mailed to the Equity Fund’s shareholders of record.  If shareholders do not approve the proposed subadvisory agreement with Northern Trust, the interim subadvisory agreement will terminate on April 28, 2011.